                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  - - - - - - -


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report
 (Date of earliest event reported):                     May 6, 2004


                            Symbol Technologies, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  1-9802              11-2308681
         --------                  ------              ----------
      (State or other         (Commission File        (IRS Employer
      Jurisdiction of             Number)          Identification No.)
      Incorporation)


  One Symbol Plaza
  Holtsville, New York                                      11742
-------------------------------                           ----------
  (Address of principal                                   (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
   since last report:                           Not Applicable

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     The Registrant issued a press release dated May 6, 2004 announcing an adverse ruling in the previously disclosed litigation between its wholly owned subsidiary, Telxon Corporation, and Smart Media of Delaware, Inc. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is included herein:

Exhibit 99.1   Press Release dated May 6, 2004

               "Symbol Technologies Announces Adverse Ruling in Smart Media Case; Symbol to File Appeal"

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SYMBOL TECHNOLOGIES, INC.




Date: May 7, 2004                            By:  /s/ Mark T. Greenquist
                                                  ------------------------------
                                                  Name:  Mark T. Greenquist
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99.1   Press Release dated May 6, 2004

               "Symbol Technologies Announces Adverse Ruling in Smart Media Case; Symbol to File Appeal"